UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 18, 2013

TRUMP ENTERTAINMENT RESORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5534
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Please see the disclosure set forth in Item 5.03.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 18, 2013, Trump Entertainment Resorts, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) pursuant to the Company’s definitive proxy statement and notice of meeting dated February 27, 2013 (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2013.  At the Special Meeting, the Company’s stockholders approved the adoption of amendments (the “Amendments”) to the Amended and Restated Certificate of Incorporation (such Amended and Restated Certificate of Incorporation, as amended by the Amendments, the “Restated Certificate of Incorporation”) of the Company.  Following such approval, the Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and the Restated Certificate of Incorporation became effective on March 18, 2013.  As more fully discussed in Item 8.01 below, the Amendments were adopted in connection with the deregistration of the Company’s common stock under the Securities Exchange Act of 1934 (the “Exchange Act”).

The following is a brief summary of the principal changes made in the Restated Certificate of Incorporation.  A complete copy of the Restated Certificate of Incorporation, incorporating the Amendments, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.  The following description is qualified in its entirety by reference to the Restated Certificate of Incorporation.

The Company is subject to regulation under the New Jersey Casino Control Act (the “NJCCA”) by the New Jersey Division of Gaming Enforcement (the “DGE”) and the New Jersey Casino Control Commission (the “CCC” and, together with the DGE, the “Gaming Authorities”).  The NJCCA and the rules and regulations adopted by the Gaming Authorities impose certain restrictions upon the issuance, ownership and transfer of securities of a regulated company conducting the business of gaming in New Jersey.

Prior to the Amendments, the Company’s Amended and Restated Certificate of Incorporation contained certain provisions required by the NJCCA and the regulations issued thereunder which restrict the ownership and transfer of securities of a regulated gaming company having securities registered under the Exchange Act (the “Publicly Traded Security Restrictions”).  Pursuant to the determination of the Company’s board of directors (the “Board”) to deregister the Company’s common stock under the Exchange Act, the Board unanimously recommended, and the stockholders approved, by vote at the Special Meeting, amendments to the Company’s Amended and Restated Certificate of Incorporation to replace the Publicly Traded Security Restrictions with restrictions on ownership and transfer of securities required by the NJCCA and the regulations issued thereunder applicable to regulated gaming companies not having securities registered under the Exchange Act (the “Non-Publicly Traded Security Restrictions”).  As a result of the Amendments, the Company’s Restated Certificate of Incorporation now contains the Non-Publicly Traded Security Restrictions and provides, among other things, (i) that any sale, assignment, transfer, pledge or other disposition (a “Transfer”) of shares of the Company’s common stock shall be effective five business days after notice (to be given in the form required by the NJCCA and regulations of the Gaming Authorities) is given to the Gaming Authorities, unless the CCC disapproves of such Transfer within such five business day period, and (ii) for an absolute right on the part of the Company to repurchase at the market price or the purchase price, whichever is the lesser, any such common stock in the event that the CCC disapproves of a Transfer.

As a result of the adoption of the Amendments, all stockholders are required to notify the Gaming Authorities prior to seeking to Transfer any of the Company’s common stock.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 18, 2013, the Company held the Special Meeting to vote on the proposed Amendments to the Company’s Amended and Restated Certificate of Incorporation discussed in Item 5.03 above, in order to permit the Company to deregister its common stock under the Exchange Act.  A total of 10,721,223 shares of common stock were voted at the Special Meeting in person or by proxy, representing approximately 98.5 percent of the shares entitled to be voted. The following are the final voting results on the proposal considered and voted upon at the Special Meeting, which was described in the Proxy Statement.

Approval of Amendments to the Amended and Restated Certificate of Incorporation.

For	10,150,701 shares
Against	570,291 shares
Abstentions	231 shares

The proposed Amendments to the Company’s Amended and Restated Certificate of Incorporation to provide for restrictions on ownership and transferability of the Company’s common stock that are applicable under the NJCCA to gaming companies that are not reporting companies under the Exchange Act, in order to permit the deregistration of the Company’s common stock and the termination of the Company’s status as a reporting company under the Exchange Act, were approved.  Following the Special Meeting, the Rested Certificate of Incorporation, incorporating the Amendments, was filed with the Secretary of State of the State of Delaware, as discussed in Item 5.03 above.

See Item 8.01 below for additional information regarding the deregistration of the Company’s common stock under the Exchange Act.

ITEM 8.01. OTHER EVENTS

Following stockholder approval at the Special Meeting of the Amendments to the Company’s Amended and Restated Certificate of Incorporation, the Board unanimously approved the taking of action by the Company pursuant to SEC Rule 12(g)(4) to voluntarily terminate the registration of the Company’s common stock under the Exchange Act.   Pursuant to the Board’s direction, promptly after filing this Current Report on Form 8-K, the Company intends to file a Form 15 with the SEC to deregister the Company’s common stock under the Exchange Act, pursuant to SEC Rule 12(g)(4).  The deregistration of the Company’s common stock is permitted by SEC Rule 12(g)(4) because the Company currently has fewer than 300 stockholders.  The filing of the Form 15 will have the effect of immediately suspending the Company’s obligation to file annual, quarterly and other periodic reports with the SEC under Section 13 of the Exchange Act.   Once the Company’s obligation to file periodic reports under the Exchange Act is suspended, the Company will not be required to file periodic and current reports with the SEC in the future unless the Company subsequently files a registration statement under the Securities Act of 1933, as amended, or under the Exchange Act.  Accordingly, the Company does not intend to file an Annual Report on Form 10-K for the year ended December 31, 2012 or any other periodic reports on Form 10-K, Form 10-Q or Form 8-K relating to periods ending, or events occurring, after filing of the Form 15.  In addition, as a result of the filing of the Form 15 and the deregistration of the Company’s common stock, the Company’s obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act, and to comply with certain other requirements of the Exchange Act, will also be terminated, effective 90 days after filing of the Form 15.

ITEM 9.01. EXHIBITS

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of Trump Entertainment Resorts, Inc.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, including any exhibits being furnished as part of this report, as well as other statements made by the Company, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrant’s current views with respect to current events and financial performance. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” and the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements may include statements other than historical information or statements of current condition, which represent only the Registrant’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrant’s control.  Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified.  Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors can affect the value of the Company’s common stock and/or other equity securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2013

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ David R. Hughes
David R. Hughes Chief Financial Officer